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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               FEBRUARY 4, 1997
                    DATE OF REPORT (DATE OF EARLIEST EVENT
                                   REPORTED)



                      ----------------------------------



                            WMX TECHNOLOGIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-7327                                            36-2660763
(COMMISSION FILE NUMBER)                                (IRS EMPLOYER
                                                      IDENTIFICATION NO.)

            3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS     60521
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


                                (630) 572-8800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.

     On February 4, 1997, the registrant, WMX Technologies, Inc. (the "Company"), announced that the Company's Board of Directors approved a comprehensive package of strategic initiatives.

     The Company announced that it will divest non-core and non-integrated assets valued at about $1.5 billion over the next 18 to 24 months and will reduce overhead and capital spending. The Company also announced a new Board member and management changes, and indicated that it would seek stockholder approval to rename the Company "Waste Management, Inc."

     The Board of Directors also approved a two-year 50-million share repurchase program, which will include an approximately $1-billion "Dutch Auction" tender offer targeted for early in the second quarter.

     The Company reported its results of operations for the quarter and year ended December 31, 1996, and announced that it recorded a charge to 1996 earnings of $680 million, after tax and minority interest. The Company also indicated that it anticipates earnings from continuing operations of approximately $1.75 per share in 1997 and that it has established an earnings goal of $2.05 per share from continuing operations for 1998.

     A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.


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                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WMX TECHNOLOGIES, INC.



                                    By:  /s/ Thomas A. Witt
                                         ------------------
                                         Thomas A. Witt
                                         Vice President

Dated:  February 6, 1997

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                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit *
                     ---------------------------------


1.        None

2         None

4.        None

16.       None

17.       None

20.       None

23.       None

24.       None

27.       None

99.1      News release dated February 4, 1997 issued by WMX Technologies, Inc.

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 *Exhibits not listed are inapplicable.